Capital Group Global Equity ETF
Investment portfolio
August 31, 2024
unaudited

Common stocks 95.87% Information technology 18.83%	Shares	Value (000)
Broadcom, Inc.	10,129	$1,649
Microsoft Corp.	3,162	1,319
Apple, Inc.	5,399	1,236
SAP SE	3,911	855
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4,199	721
KLA Corp.	802	657
Keyence Corp.	1,200	571
Fujitsu, Ltd.	27,800	509
Accenture PLC, Class A	1,270	434
Capgemini SE	1,906	395
Analog Devices, Inc.	1,595	375
GoDaddy, Inc., Class A1	1,822	305
ServiceNow, Inc.[1]	349	298
ASML Holding NV	328	295
TDK Corp.	4,200	283
Texas Instruments, Inc.	940	202
Tokyo Electron, Ltd.	1,000	177
		10,281
Industrials 16.71%
Safran SA	4,610	1,009
FedEx Corp.	2,078	621
Northrop Grumman Corp.	1,139	596
General Electric Co.	3,214	561
HEICO Corp.	2,186	561
ABB, Ltd.	8,545	489
Airbus SE, non-registered shares	3,114	478
Rolls-Royce Holdings PLC[1]	72,034	470
Ingersoll-Rand, Inc.	5,102	467
Epiroc AB, Class A	22,337	430
AMETEK, Inc.	2,399	410
SMC Corp.	800	367
Armstrong World Industries, Inc.	2,705	343
ITOCHU Corp.	6,000	316
DSV A/S	1,649	294
CSX Corp.	8,181	280
Daikin Industries, Ltd.	2,100	266
RTX Corp.	2,131	263
Ryanair Holdings PLC (ADR)	2,134	238
Honeywell International, Inc.	1,142	237
Boeing Co.[1]	1,234	214
RELX PLC	4,587	213
		9,123
Capital Group Global Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Health care 13.26%	Shares	Value (000)
Novo Nordisk AS, Class B	12,343	$1,716
AstraZeneca PLC	7,085	1,235
UnitedHealth Group, Inc.	1,224	722
Abbott Laboratories	6,148	696
Regeneron Pharmaceuticals, Inc.[1]	523	620
Danaher Corp.	2,237	603
AbbVie, Inc.	2,894	568
EssilorLuxottica SA	2,270	538
BeiGene, Ltd. (ADR)[1]	1,461	280
Daiichi Sankyo Co., Ltd.	6,200	259
		7,237
Financials 12.84%
JPMorgan Chase & Co.	3,279	737
Visa, Inc., Class A	2,338	646
London Stock Exchange Group PLC	4,273	575
Marsh & McLennan Companies, Inc.	2,293	522
AIA Group, Ltd.	67,400	479
S&P Global, Inc.	885	454
DBS Group Holdings, Ltd.	15,500	432
Mastercard, Inc., Class A	889	430
CME Group, Inc., Class A	1,864	402
Aon PLC, Class A	1,020	351
Hong Kong Exchanges and Clearing, Ltd.	10,200	314
Skandinaviska Enskilda Banken AB, Class A	19,676	303
Partners Group Holding AG	209	300
Arthur J. Gallagher & Co.	984	288
Wells Fargo & Co.	4,907	287
DNB Bank ASA	11,669	246
NatWest Group PLC	53,768	244
		7,010
Consumer discretionary 8.36%
Hilton Worldwide Holdings, Inc.	3,229	709
Industria de Diseño Textil, SA	12,194	660
Amadeus IT Group SA, Class A, non-registered shares	8,177	551
MercadoLibre, Inc.[1]	213	439
Hermès International	175	420
LVMH Moët Hennessy-Louis Vuitton SE	550	410
Royal Caribbean Cruises, Ltd.[1]	2,371	390
adidas AG	1,081	277
Amazon.com, Inc.[1]	1,432	256
Tractor Supply Co.	935	250
B&M European Value Retail SA	34,128	200
		4,562
Consumer staples 7.59%
Philip Morris International, Inc.	5,888	726
Nestlé SA	5,158	552
L’Oréal SA, non-registered shares	1,248	547
Anheuser-Busch InBev SA/NV	8,019	490
Keurig Dr Pepper, Inc.	8,283	303
Danone SA	4,171	290
Costco Wholesale Corp.	308	275
Constellation Brands, Inc., Class A	1,091	263
Capital Group Global Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
General Mills, Inc.	3,492	$252
Imperial Brands PLC	7,814	224
Dollar General Corp.	2,653	220
		4,142
Communication services 6.03%
Alphabet, Inc., Class A	7,668	1,253
Comcast Corp., Class A	10,003	396
Meta Platforms, Inc., Class A	758	395
Charter Communications, Inc., Class A1	1,095	380
Koninklijke KPN NV	83,832	342
Electronic Arts, Inc.	1,915	291
América Móvil, SAB de CV, Class B (ADR)	14,120	234
		3,291
Materials 4.53%
Shin-Etsu Chemical Co., Ltd.	12,700	558
Air Liquide SA	2,541	474
Givaudan SA	78	400
Sika AG	1,249	399
Freeport-McMoRan, Inc.	7,778	344
Linde PLC	623	298
		2,473
Energy 4.22%
TotalEnergies SE	13,338	917
TC Energy Corp.	11,617	538
BP PLC	86,537	488
Chevron Corp.	2,451	363
		2,306
Utilities 2.95%
Engie SA	28,970	510
Edison International	4,217	367
CenterPoint Energy, Inc.	10,213	279
AES Corp.	15,728	269
Constellation Energy Corp.	934	184
		1,609
Real estate 0.55%
Equinix, Inc. REIT	359	300
Total common stocks (cost: $50,212,000)		52,334
Short-term securities 3.91% Money market investments 3.91%
Capital Group Central Cash Fund 5.30%[2,3]	21,351	2,136
Total short-term securities (cost: $2,135,000)		2,136
Total investment securities 99.78% (cost: $52,347,000)		54,470
Other assets less liabilities 0.22%		118
Net assets 100.00%		$54,588
Capital Group Global Equity ETF — Page 3 of 5

unaudited
Investments in affiliates3

	Value at 6/25/2024[4] (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2024 (000)	Dividend or interest income (000)
Short-term securities 3.91%
Money market investments 3.91%
Capital Group Central Cash Fund 5.30%[2]	$—	$3,718	$1,583	$— [5]	$1	$2,136	$18

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 8/31/2024.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Commencement of operations.
[5]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Global Equity ETF — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2024, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP1-318-1024
Capital Group Global Equity ETF — Page 5 of 5